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                                                          EXHIBIT (10)(e)




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            SERVICE REQUEST



                   PLATINUM
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      INVESTOR(SM) SURVIVOR
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      AMERICAN GENERAL LIFE

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PLATINUM INVESTOR--FIXED OPTION                                 Neuberger Berman Advisers Management Trust
                                                                ------------------------------------------
 . Division 18 - Declared Fixed Interest Account
                                                                . Division 36 - Mid-Cap Growth
PLATINUM INVESTOR--VARIABLE DIVISIONS
                                                                North American Funds Variable Product Series I
AIM Variable Insurance Funds                                    ----------------------------------------------
----------------------------
                                                                . Division 3 - International ex
 . Division 1 - AIM V.I. International Equity
                                                                . Division 5 - Money Market
 . Division 2 - AIM V.I. Value
                                                                . Division 20 - Nasdaq-100 Index
American Century Variable Portfolios. Inc.
------------------------------------------                      . Division 21 - Science & Technology

 . Division 19 - VP Value                                        . Division 22 - Small Cap Index

Ayco Series Trust                                               . Division 6 - Stock Index
-----------------
                                                                PIMCO Variable Insurance Trust
 . Division 23 - Ayco Large Cap Growth Fund I                     ------------------------------

Dreyfus Investment Portfolios                                   . Division 101 - PIMCO Real Return Bond
-----------------------------
                                                                . Division 37 - PIMCO Short-Term Bond
 . Division 24 - MidCap Stock
                                                                . Division 102 - PIMCO Total Return Bond
Dreyfus Variable Investment Fund
--------------------------------                                Putnam Variable Trust
                                                                ---------------------
 . Division 7 - Quality Bond
                                                                . Division 12 - Putnam VT Diversified Income
 . Division 8 - Small Cap
                                                                . Division 13 - Putnam VT Growth and Income
Fidelity Variable Insurance Products Fund
-----------------------------------------                       . Division 14 - Putnam VT Int'l Growth and Income

 . Division 28 - VIP Asset Manager                               SAFECO Resource Series Trust
                                                                ----------------------------
 . Division 27 - VIP Contrafund
                                                                . Division 15 - Equity
 . Division 25 - VIP Equity-Income
                                                                . Division 16 - Growth Opportunities
 . Division 26 - VIP Growth
                                                                The Universal Institutional Funds, Inc.
Janus Aspen Series - Service Shares                             ---------------------------------------
-----------------------------------
                                                                . Division 10 - Equity Growth
 . Division 31 - Aggressive Growth
                                                                . Division 11 - High Yield
 . Division 29 - International Growth
                                                                Vanguard Variable Insurance Fund
 . Division 30 - Worldwide Growth                                -------------------------------

J.P. Morgan Series Trust II                                     . Division 103 - High Yield Bond
---------------------------
                                                                . Division 104 - REIT Index
 . Division 32 - J.P. Morgan Small Company
                                                                Van Kampen Life Investment Trust
MFS Variable Insurance Trust                                    --------------------------------
----------------------------
                                                                . Division 17 - Strategic Stock
 . Division 34 - MFS Capital Opportunities
                                                                Warburg Pincus Trust
 . Division 9 - MFS Emerging Growth                              --------------------

 . Division 35 - MFS New Discovery                               . Division 105 -Small Company Growth

 . Division 33 - MFS Research

AGLC0094 REV 0900
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 Complete and return this request to:        American General Life Insurance Company ("AGL")                AMERICAN
  Variable Universal Life Operations              Member American General Financial Group                       GENERAL
 PO Box 4880 Houston, TX 77210-4880                         Houston, Texas                                     FINANCIAL GROUP
  (888) 325-9315 or (713) 831-3443
        Fax: (877) 445-3098
Hearing Impaired/TDD: (888) 436-5258           VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST

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  [_]  POLICY                  1. | POLICY #:_________________________________ CONTINGENT INSURED:__________________________________
       IDENTIFICATION             |                                            CONTINGENT INSURED: _________________________________
    COMPLETE THIS SECTION FOR     | ADDRESS:________________________________________________________________ New Address (yes) (no)
        ALL REQUESTS.             | Primary Owner (if other than an insured):_______________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No.or Tax I.D. No.______________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Contingent Insured    Owner   Payor   Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
of one of the Contingent Insureds,| __________________________________________________    __________________________________________
 Owner, Payor or Beneficiary has  |
 changed. (Please note, this not  | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
 change the Contingent Insureds,  |
   Owner, Payor or Beneficiary    |
          designation)            |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION               PREM % DED %   INVESTMENT DIVISION              PREM %  DED %
       ALLOCATION                 | (18) Declared Fixed Interest                     Neuberger Berman Advisers Management Trust
       PERCENTAGES                |      Account                      ______ ______  (36) Mid-Cap Growth              ______  ______
  Use this section to indicate    | AIM Variable Insurance Funds                     North American Funds Variable Product Series I
     how premiums or monthly      | (1) AIM V.I. International Equity ______ ______  (3) International Equities       ______  ______
 deductions are to be allocated.  | (2) AIM V.I. Value                ______ ______  (4) MidCap Index                 ______  ______
                                  |                                                  (5) Money Market                 ______  ______
 Total allocation in each column  | American Century Variable Portfolios, Inc.       (20) Nasdaq-100 Index            ______  ______
     must equal 100%; whole       | (19) VP Value                     ______ ______  (21) Science & Technology        ______  ______
         numbers only.            |                                                  (22) Small Cap Index             ______  ______
                                  | Ayco Series Trust                                (6) Stock Index                  ______  ______
                                  | (23) Ayco Large Cap Growth Fund 1 ______ ______  PIMCO Variable Insurance Trust
                                  | Dreyfus Investment Portfolios                    (101) PIMCO Real Return Bond     ______  ______
                                  | (24) Midcap Stock                 ______ ______  (37) PIMCO Short-Term Bond       ______  ______
                                  |                                                  (102) PIMCO Total Return Bond    ______  ______
                                  | Dreyfus Variable Investment Fund                 Putnam Variable Trust
                                  | (7) Quality Bond                  ______ ______  (12) Putnam VT Diversified Income______  ______
                                  | (8) Small Cap                     ______ ______  (13) Putnam VT Growth and Income ______  ______
                                  | Fidelity Variable Insurance Products Fund        (14) Putnam VT Int'l Growth and
                                    (28) VIP Asset Manager            ______ ______       Income                      ______  ______
                                  | (27) VIP Contrafund               ______ ______  SAFECO Resource Series Trust
                                  | (25) VIP Equity Income            ______ ______  (15) Equity                      ______  ______
                                  | (26) VIP Growth                   ______ ______  (16) Growth Opportunities        ______  ______
                                  |
                                  | Janus Aspen Series - Service Shares              The Universal Institutional Funds, Inc.
                                  |                                                  (10) Equity Growth               ______  ______
                                  | (31) Aggressive Growth            ______ ______  (11) High Yield                  ______  ______
                                  | (29) International Growth         ______ ______
                                  | (30) Worldwide Growth             ______ ______  Vanguard Variable Insurance Fund
                                  |                                                  (103) High Yield Bond            ______  ______
                                  | J.P Morgan Series Trust II                       (104) REIT Index                 ______  ______
                                  | (32) J.P Morgan Small Company     ______ ______  Van Kampen Life Investment Trust
                                  | MFS Variable Insurance Trust                     (17) Strategic Stock             ______  ______
                                  | (34) MFS Capital Opportunities    ______ ______  Warburg Pincus Trust
                                  | (9) MFS Emerging Growth           ______ ______  (105) Small Company Growth       ______  ______
                                  | (35) MFS New Discovery            ______ ______  Other:_______________________    ______  ______
                                  | (33) MFS Research Division        ______ ______
                                  |                                                                                    100%    100%
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AGLCO094 REV 0900                                              PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  | Bank Draft Authorization Form and "Void"  Check)
 billing frequency and/or method  |
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/We hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/We have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for S25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | DESIGNATE the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum) taken from the Money Market Division and transferred to
accumulation value) An amount may | the following Divisions:
be deducted periodically from the |
Money Market Division and placed  | AIM Variable Insurance Funds                    Neuberger Berman Advisers Management Trust
 in one or more of the Divisions  | (1) AIM V.I. International Equity    $________  (36) Mid-Cap Growth                    $________
   listed. The Declared Fixed     | (2) AIM V.I. Value                   $________  North American Funds Variable Product Series I
Interest Account is not available | American Century Variable Portfolios, Inc.      (3) International Equities             $________
for Dollar Cost Averaging. Please | (19) VP Value                        $________  (4) Midcap Index                       $________
refer to the prospectus for more  |                                                 (20) Nasdaq-100 Index                  $________
 information on the Dollar Cost   | Ayco Series Trust                               (21) Science & Technology              $_______
Averaging Option. Note: Automatic | (23) Ayco Large Cap Growth Fund I    $________  (22) Small Cap Index                   $________
 Rebalancing is not available if  | Dreyfus Investment Portfolios                   (6) Stock Index                        $________
the Dollar Cost Averaging Option  | (24) Midcap Stock                    $________  PIMCO Variable Insurance Trust
          is chosen.              |                                                 (101) PIMCO Real Return Bond           $________
                                  | Dreyfus Variable Investment Fund                (37) PIMCO Short-Term Bond             $________
                                  | (7) Quality Bond                     $________  (102) PIMCO Total Return Bond          $________
                                  | (8) Small Cap                        $________  Putnam Variable Trust
                                  | Fidelity Variable Insurance Products Fund       (12) Putnam VT Diversified Income      $________
                                  | (28) VIP Asset Manager               $________  (13) Putnam VT Growth and Income       $________
                                  | (27) VIP Contrafund                  $________  (14) Putnam VT Int'l Growth and Income $________
                                  | (25) VIP Equity-Income               $________   SAFECO Resource Series Trust
                                  | (26) VIP Growth                      $________   (15) Equity                           $________
                                  |                                                  (16) Growth Opportunities             $________
                                  | Janus Aspen Series - Service Shares
                                  |                                                  The Universal Institutional Funds, Inc.
                                  | (31) Aggressive Growth               $________   (10) Equity Growth                    $________
                                  | (29) International Growth            $________   (11) High Yield                       $________
                                  | (30) Worldwide Growth                $________
                                  |                                                  Vanguard Variable Insurance Fund
                                  | J.P Morgan Series Trust II                       (103) High Yield Bond                 $________
                                  | (32) J.P Morgan Small Company        $________   (104) REIT Index                      $________
                                  | MFS Variable Insurance Trust                     Van Kampen Life Investment Trust
                                  | (34) MFS Capital Opportunities       $________   (17) Strategic Stock                  $________
                                  | (9) MFS Emerging Growth              $________   Warburg Pincus Trust
                                  | (35) MFS New Discovery               $________   (105) Small Company Growth            $________
                                  | (33) MFS Research Division           $________   Other                                 $________
                                  | _____ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION
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AGLC0094 REV 0900                                              PAGE 3 OF 5
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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (Division Name or Number)                        (Division Name or Number)
      for or make changes to      |
   Automatic Rebalancing of the   | _______% : ___________________________________     _______%  : ________________________________
 variable divisions. Please refer | _______% : ___________________________________     _______%  : ________________________________
    to the prospectus for more    | _______% : ___________________________________     _______%  : ________________________________
   information on the Automatic   | _______% : ___________________________________     _______%  : ________________________________
       Rebalancing Option.        | _______% : ___________________________________     _______%  : ________________________________
  Note: Dollar Cost Averaging is  | _______% : ___________________________________     _______%  : ________________________________
  not available if the Automatic  | _______% : ___________________________________     _______%  : ________________________________
   Rebalancing Option is chosen.  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  |
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone Instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and Declared Fixed Interest Account and to change allocations for
       AUTHORIZATION              | future purchase payments and monthly deductions.
Complete this section if you are  |
 applying for a revoking current  | Initial the designation you prefer:
     telephone privileges.        | _________Policy Owner(s) only - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any non-owner designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my variable
                                  | universal life insurance policy and its related prospectus. This authorization will remain in
                                  | effect until my written notice of its revocation is received by AGL at the address printed on
                                  | the top of this service request form.
                                  |
                                  | _______INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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 [_]  CORRECT AGE              9. | Name of Contingent Insured for whom this correction is submitted:_______________________________
 Use this section to correct the  |
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF             10. |                                     (Division Name or Number)         (Division Name or Number)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
  Use this section if you want to |
  move money between divisions.   | Transfer $_______ or _______% from ____________________________ to _____________________________
 The minimum amount for transfers |
 is $500.00. Withdrawals from the | Transfer $_______ or _______% from ____________________________ to _____________________________
Declared Fixed Interest Account to|
 a Variable Division may only be  | Transfer $_______ or _______% from ____________________________ to _____________________________
 made within the 60 days after a  |
contract anniversary. See transfer| Transfer $_______ or _______% from ____________________________ to _____________________________
     limitations outlined in      |
 prospectus. If a transfer causes | Transfer $_______ or _______% from ____________________________ to _____________________________
  the balance in any division to  |
  drop below $500, AGL reserves   | Transfer $_______ or _______% from ____________________________ to _____________________________
      the right to transfer       |
 the remaining balance. Amounts   | Transfer $_______ or _______% from ____________________________ to _____________________________
    to be transferred should be   |
 indicated in dollar a percentage | Transfer $_______ or _______% from ____________________________ to _____________________________
    amounts, maintaining          |
   consistency throughout.        | Transfer $_______ or _______% from ____________________________ to _____________________________
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AGLC0094 REV 0900                                                   PAGE 4 OF 5
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 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
 Use this section to apply for a  |
 partial surrender from or policy |
 loan against policy values. For  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning  | percentages in effect, if available; otherwise they are taken pro-rata from the Declared Fixed
these two options please refer to | Interest Account and Variable Divisions in use.
   your policy and its related    |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender be sure to    |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section it you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I do want income tax withheld from this distribution.
                                  |
                                  |            ________I do not want income tax withheld from this distribution.
                                  |
                                  | It no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
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 [_]  AFFIRMATION/            10. | CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is
      SIGNATURE                   | my correct taxpayer identification number and; (2) that I am not subject to backup withholding
   Complete this section for      | under Section 3406(a)(1)(C) of the Internal Revenue Code.
         ALL requests.            |
                                  | The Internal Revenue Service does not require your consent to any provision of this document
                                  | other than the certification required to avoid backup withholding.
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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AGLCO094 REV 0900                                              PAGE 5 OF 5
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